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                                                                 Exhibit 10.97


                         MORTGAGE MODIFICATION AGREEMENT


                  GLIMCHER YORK ASSOCIATES LIMITED PARTNERSHIP
                               HAVING AN OFFICE AT
                              20 SOUTH THIRD STREET
                              COLUMBUS, OHIO 43215
                                (the "MORTGAGOR")

                                       and

              LEHMAN BROTHERS HOLDINGS INC., D/B/A LEHMAN CAPITAL,
                  A DIVISION OF LEHMAN BROTHERS HOLDINGS INC.,
                               HAVING AN OFFICE AT
                          THREE WORLD FINANCIAL CENTER
                            NEW YORK, NEW YORK 10285
                                (the "MORTGAGEE")


                              LOCATION OF PREMISES:


                          Grand Union, Sidney, New York



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                              RECORD AND RETURN TO:

                          Cadwalader, Wickersham & Taft
                                 100 Maiden Lane
                            New York, New York 10038
                        Attention: Joseph Vidulich, Esq.

            This instrument was prepared by the above named attorney



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                         MORTGAGE MODIFICATION AGREEMENT
                         -------------------------------


                  AGREEMENT made as of this 28th day of April, 1999, between GLIMCHER YORK ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership, having its principal place of business at 20 South Third Street, Columbus, Ohio 43215 and ("MORTGAGOR") and LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, d/b/a LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., as lender, having an address at Three World Financial Center, New York, New York 10285 ("MORTGAGEE").

                               W I T N E S E T H :
                               -----------------

                  WHEREAS, the Mortgagee is now the lawful owner and holder of that certain mortgage described on Schedule B attached hereto (the "MORTGAGE") encumbering the premises described in Schedule A attached hereto together with the improvements now or hereafter located thereon and all other property intended to be encumbered thereby (collectively, the "MORTGAGED PROPERTY") granted by the Mortgagor to the Mortgagee and the Promissory Note dated September 15, 1998 made by Glimcher Properties Limited Partnership ("GPLP")and Glimcher Properties Corporation ("GPC") to Bankers Trust Company and assigned to Mortgagee as modified by that certain Note Modification Agreement dated as of March 15, 1999 and amended and restated by that certain Amended and Restated Promissory Note dated as of March 15, 1999 (the "NOTE") made by GPLP and GPC to Mortgagee; and

                  WHEREAS, the Mortgagee, as the holder of the Note, and the Borrower have agreed to increase the amount of and otherwise modify the Note in accordance with a Note

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Consolidation and Modification Agreement dated the date hereof between the GPLP,
GPC and Glimcher Development Corporation ("GDC", and with GPLP and GPC, collectively "BORROWER") and the Mortgagee (the "NOTE MODIFICATION AGREEMENT") and Mortgagor and Mortgagee have agreed to modify the terms of the Mortgage, in the manner hereinafter set forth.

                  NOW THEREFORE, in consideration of the premises and the mutual promises and agreements herein contained, the parties hereto covenant and agree as follows:

                  1. The Mortgagor hereby acknowledges that the Note has been amended and restated in accordance with the Note Modification Agreement and agrees that the Mortgage secures the Note as so modified and evidenced by that certain Amended and Restated Note dated the date hereof made by Borrower to Mortgagee (the "AMENDED AND RESTATED NOTE") pursuant to the Note Modification Agreement. All references in the Mortgage to the Note shall be deemed to refer to the Amended and Restated Note.

                  2. The second sentence of the Paragraph entitled "Background" on page 1 of the Mortgage is amended to read as follows:

                  Glimcher Proeprties Limirted Partnership (GPLP") a Delaware limited partnership and the parent of Mortgagor and Glimcher Properties Corporation, ("GPC") are the maker of a note dated as of September 15, 1998 made payable to Bankers Trust Company, as modified by that certain Note Modification Agreement dated as of March 15, 1999 between GPLP and GPC and Mortgagee, and amended and restated by that certain Amended and Restated Promissory Note dated as of March 15, 1999 made by GPLP and GPC to Mortgagee, and consolidated and further modified by that certain Note Consolidation and Modification Agreement dated as of the date hereof between GPLP, GPC and Glimcher Development Corporation ("GDC") and Mortgagee, and amended and restated by that certain Amended and Restated Promissory

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         Note dated as of the date hereof made by GPLP, GPC and GDC to Mortgagee in the amount of $21,500,000.00 (as the same may be further amended, supplemented, modified, extended, restated or replaced from time to time, the "Note").

                  3. The amount of "THREE MILLION AND 00/100 DOLLARS ($3,000,000.00)" set forth in paragraph (c) on page 2 of the Mortgage is amended to read "FOUR MILLION SIX HUNDRED NINETY THOUSAND AND 00/100 DOLLARS ($4,690,000.00)".

                  4. All references to the Mortgage in the Amended and Restated Note and any of the other Loan Documents (as defined in the Amended and Restated
Note) shall be deemed to refer to the Mortgage as modified by this Agreement.

                  5. The Mortgagor covenants and agrees that there is presently outstanding on the Amended and Restated Note the principal sum of $21,500,000.00 with interest thereon from April 28, 1999, that there exist no defenses, counterclaims or offsets to its obligations for the payment of the indebtedness evidenced by the Amended and Restated Note, that, except as modified herein, the Mortgage remains unmodified and in full force and effect, and that the maximum amount secured by the Mortgage as modified herein is $4,690,000.00.

                  6. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall constitute one and the same instrument and shall become effective when copies hereof, when taken together, bear the signatures of each of the parties hereto and it shall not be necessary in making proof of this instrument to produce or account for more than one of such fully executed counterparts.

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          [The balance of this page has been intentionally left blank]


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         IN WITNESS WHEREOF, this instrument has been executed by each of the parties hereto as of the date first above written.

                                GLIMCHER YORK ASSOCIATES LIMITED
                                PARTNERSHIP, a Delaware limited partnership

                                By: Glimcher York, Inc., a Delaware corporation,
                                    its sole general partner


                                    By:  /s/ William G. Cornely
                                       ---------------------------------------
                                           Name:  William G. Cornely
                                           Title: Executive Vice President
                                                  CFO/COO

                                LEHMAN BROTHERS HOLDINGS INC., doing
                                business as Lehman Capital, a division of Lehman Brothers Holdings Inc.


                                By: /s/ Thomas A. Hawkins
                                   -------------------------------------------
                                     Name:Thomas A. Hawkins
                                     Title: Authorized Signatory


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STATE OF       OHIO   )
                      : ss.:
COUNTY OF  FRANKLIN   )

                  On the 15th day of March, 1999, before me, the undersigned, a Notary Public in and for said state, personally appeared WILLIAM G. CORNELY personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.


                                             /s/  MARY GORELL
                                             -----------------------------------
                                                  Notary Public

                                             MARY GORELL
                                             Notary Public, State of Ohio
                                             My Commission Expires 06-24-2002

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STATE OF NEW YORK )
                  : ss.:
COUNTY OF ORANGE  )

                  On the 16th day of March, 1999, before me, the undersigned, a Notary Public in and for said state, personally appeared Thomas A. Hawkins personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


                                     /s/ Maryann Bielfeld
                                     -----------------------------------
                                          Notary Public

                                              MARYANN BIELFELD
                                      Notary Public, State of New York
                                              No. 01BI-4987798
                                          Qualified in Orange County
                                     Commission Expires February 4, 2000





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                                   SCHEDULE A
                                   ----------
                          METES AND BOUNDS DESCRIPTION


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                                   SCHEDULE B
                                   ----------

                                  THE MORTGAGE

Mortgage dated October 30, 1998 made by Glimcher York Associates Limited Partnership to Bankers Trust Company and recorded in the office of the Delaware County Clerk on December 24, 1998 at Liber 713 of Mortgages, page 212.

Which mortgage was assigned by Bankers Trust Company to the Mortgagee by assignment of mortgage dated March 15, 1999 and recorded in the office of the Delaware County Clerk on March 26, 1999 at Liber 728 of Mortgages, page 179.

Which mortgage was modified by Mortgagee Modification Agreement between Glimcher Properties Limited Partnership and Mortgagee dated March 15, 1999 and recorded in the Delaware County Clerk on March 26, 1999 at Liber 728 of Mortgages, page 169.